Exhibit 10.8





                               4net Software, Inc.

                           10 South Street, Suite 202

                          Ridgefield, Connecticut 06877

                                 (203) 894-9755

                             -----------------------

                               SECURITIES OFFERED:

             400,000 Shares of Series A Convertible Preferred Stock

                        Price Per Share: $4.00 per share

                             -----------------------


                            PLACEMENT AGENT AGREEMENT



     Dated as of April 30, 2001


     Catalyst Financial LLC

     10 South Street, Suite 202

     Ridgefield, Connecticut 06877


     Dear Sirs:


     4net Software, Inc. (the "Company"), a Delaware corporation formed in 1986, is engaged in acquiring, managing, and operating niche software and Internet solution companies. In addition to providing management and financial support, the Company also actively develops business strategies, operations, and management teams for its acquired companies. The business of the Company is more fully described in that certain Confidential Offering Memorandum, dated May 1, 2001 (references to which shall be deemed to include any and all supplements and amendments thereto and all financial statements and exhibits that are included therein, referred to collectively herein as the "Memorandum").


     The Company desires to raise up to $1,600,000 through the offer and sale of up to 400,000 shares of the Company's Series A Convertible Preferred Stock, par value $.01 at the offering price of $4.00 per share (the "Preferred Shares" or "Preferred Stock"), as more fully described in the Memorandum, in a private offering (the "Offering"). In addition, the Company reserves the right to sell up to 100,000 additional Preferred Shares (the "Additional Preferred Shares"), beyond the above stated maximum offering, in the event the Company receives executed Subscription Agreements from qualified purchasers for such Additional Preferred Shares prior to the Closing Date. There is a minimum investment of 10,000 Preferred Shares or $40,000, however the Company may, in its sole discretion, accept subscriptions in denominations of less than $40,000. In connection with the Offering, the Company would like to retain the services of Catalyst Financial LLC to act as the Placement Agent (the "Placement Agent"), subject to the terms and conditions set forth herein.


     The offer and sale of the Preferred Shares is being made in accordance with the Memorandum. The Preferred Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities or "blue sky" laws and will be offered and sold in reliance upon the exemptions afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and by similar exemptions afforded by or preempted from the state securities or "blue sky" laws. The subscribers for the Preferred Shares each of whom will be required to execute and deliver the Subscription Agreement (the "Subscription Documents") will be issued the Preferred Shares (the "Investors").


     Prior to the (i) registration of the Preferred Shares or (ii) the expiration of the relevant holding period under Rule 144 promulgated pursuant to the Securities Act, purchasers of the Preferred Shares in this Offering may not sell, pledge, assign or otherwise transfer or hypothecate any Preferred Shares, sold in this Offering, or any securities into which the Preferred Shares may be converted.


     All capitalized terms not defined in this Agreement shall have the meanings ascribed to them in the Memorandum.

     Section 1.  Appointment of Placement Agent and Terms of Offering.


     1.1 Appointment of Placement Agent. You are hereby invited to become a Placement Agent ("Placement Agent") and by your confirmation of this Agreement you agree to act in such capacity for the Offering during the term of the Offering Period (as defined in Section 1.5 below) and to use your best efforts to find purchasers for the Preferred Shares in accordance with the terms and conditions set forth in this Agreement. You may retain other broker-dealers who are members of the National Association of Securities Dealers, Inc. (the "NASD") or banks exempt from broker-dealer registration to assist you to find purchasers for the Preferred Shares in accordance with the terms and conditions set forth in this Agreement.


     1.2 Co-Placement Agents. The Company may appoint one or more registered broker- dealers who are members in good standing of the National Association of Securities Dealers, Inc., ("NASD") or banks exempt from broker-dealer registration to serve as co-Placement Agents with you.


     1.3 Solicitation of Subscriptions. You hereby agree to solicit, as an independent contractor and not as an agent of the Company, Investors acceptable to the Company in accordance with the terms of the Memorandum and this Agreement.


     1.4 Subscriptions.


     1.4.1 Solicitation Procedures. Each person desiring to purchase Preferred Shares in the Offering shall be required to execute and deliver to the Company the applicable Subscription Documents and a payment, by check or wire transfer, in the amount of $4.00 per Preferred Share for the total amount of the Preferred Shares purchased, payable to "4net Software, Inc. Special Account." By way of example, if an Investor purchased the minimum subscription of 10,000 Preferred Shares, the Investor must make a payment, by check or wire transfer, in the amount of $40,000 payable to the Company. You shall transmit each investor's check or wire confirmation and original Subscription Documents received by you to the Company care of the address listed on the Subscription Documents, retaining a copy of each for your files. The Company shall deposit the checks directly in its Special Account.


     1.4.2 Acceptance Standards and Procedures. The Company will not consider any proposed subscription until all of a prospective Investor's Subscription Documents have been completed, signed and delivered. After receipt of all required Subscription Documents with respect to an Investor, the Company will determine whether they wish to accept the offered subscription. No subscriptions shall be effective unless and until accepted by the Company. Subscriptions for Preferred Shares will be accepted only from subscribers who meet the investor suitability standards set forth in the Memorandum and the Subscription Documents. The minimum required purchase by any Investor shall be 10,000 Preferred Shares, subject to the right of the Company in its sole discretion to allow investment in a lesser amount. The Company reserves the right to reject any subscriptions and to allocate subscriptions received in the event the Preferred Shares are oversubscribed.


     1.4.3 Rejection. Subscriptions may be rejected in whole or in part by the Company, provided the Company notifies the Placement Agent of the rejection of any subscription and returns to the Placement Agent the funds previously received from the person whose subscription was paid and the original Subscription Documents, within ten (10) business days of the receipt of the completed Subscription Documents. Should the Company determine to reject a subscription, you will promptly return the Subscription Documents directly to the prospective purchaser as well as the funds previously received upon receipt of such documents and funds from the Company.


     1.5 Offering Period. The "Offering Period" shall mean that period during which any Preferred Shares are offered for sale, commencing on the date upon which the Memorandum is initially delivered by the Company for distribution to Investors and continuing until the earlier of (a) the date on which subscriptions for the maximum number of Preferred Shares, which may or may not include the Additional Shares are accepted or (b) July 1, 2001, unless earlier terminated by the Company, or unless extended for 30 days in the sole discretion of the Company (the "Termination Date").

     1.6 Closings.


     1.6.1 Final Closing. If at any time before the Termination Date, subscriptions for the maximum number of Preferred Shares provided for herein have been accepted (including subscriptions by the Company, the Placement Agent(s) or their affiliates), the subscribers shall be admitted to the Company as Investors in a final closing (the "Final Closing").
     The Company shall fix a date no later than three business days after the Termination Date on which the Final Closing will take place (or, if the third day is not a business day, the next business day) (the "Final Closing Date").


     1.6.2 Closing Certificate. The Final Closing will take place at the Company's offices, or at such other place as shall be mutually agreed upon by the Company and you. At the Final Closing, you agree to deliver to the Company if so requested by the Company, a certificate stating (i) the number of offerees in each of the jurisdictions designated on the blue sky memorandum (the "Blue Sky Memorandum") delivered to you by the Company, and
     (ii) that your representations and warranties contained in Section 4 are true and correct with the same effect as though expressly then made and that you have complied with the covenants contained in Section 5.


     1.7 Due Diligence. You agree to conduct your own investigation to determine that all material facts upon which each person who purchases the Preferred Shares might rely in making this investment decision have been accurately and adequately disclosed in the Memorandum to the extent you deem necessary.


     1.8 Compensation to the Placement Agent. For your services hereunder the Company agrees to pay to you: (i) a selling commission, in an amount equal to ten percent (10%) of the gross offering proceeds for each Preferred Share sold through the Placement Agent and (ii) a non-accountable expense allowance equal to three percent (3%) of the gross offering proceeds for each Preferred Share sold through the Placement Agent. The sales commission and non-accountable expense allowance provided for under this Agreement shall be payable by the Company to the Placement Agent within ten (10) business days following the Company's acceptance of the Subscription Agreement.


     Payment of the above compensation is subject to the following conditions:


     No compensation will be payable with respect to any subscriptions for Preferred Shares which are rejected by the Company; and


     No compensation will be payable to you with respect to any sale of Preferred Shares sold by you until such time as the Company has received the total proceeds of any such sale.


     No compensation will be payable with respect to transactions in jurisdictions where such payments may not legally be made. You may waive all your compensation in connection with any sales of Preferred Shares to you, the Company and certain officers, directors, employees or affiliates of you or the Company, and you in your discretion may waive all or a portion of your compensation in connection with any sales of Preferred Shares to other purchasers with whom the Company or their affiliates have a business relationship.



     In no event will the value of the total compensation exceed the amount allowable in connection with the Company' obtaining the benefits of the exemptions from the qualification requirements of state securities laws.


     On the Final Closing Date, the Company shall issue to the Placement Agent, or its designees, five-year warrants (the "Placement Agent Warrants") to purchase the number of shares of Preferred Stock equal to 10% of the number of Preferred Shares sold in the Offering. The Placement Agent Warrants shall be transferable to officers, directors, consultants and shareholders of the Placement Agent. The Placement Agent Warrants shall contain registration rights similar to such rights provided to the holders of the Preferred Shares.

     Section 2.  Representations and Warranties of the Company.


     The Company represents, warrants and agrees with you for your benefit that:


     2.1 Power and Authority of the Company. The Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct business as described in the Memorandum. Complete and correct copies of the Certificate of Incorporation and the Bylaws of the Company and all amendments thereto are available upon request, and no changes therein will be made subsequent to the date hereof and prior to the Final Closing Date.


     2.2 Validity of Issuance of Securities. The outstanding common stock of the Company has been, and the Preferred Shares to be issued and sold by the Company pursuant to the Offering upon such issuance will be, when paid for as provided in the Memorandum and the Subscription Documents, duly authorized, validly issued, fully paid and non-assessable, and will not be subject to any preemptive or similar rights. Subscribers for the Preferred Shares shall have no liability in excess of their respective capital contributions.


     2.3 Adequacy of the Memorandum. The Company will have prepared and delivered to you the Memorandum. The Memorandum does not, and on any Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Every contract or other document required by the Securities Act or any regulations promulgated thereunder (the "Regulations") to be described in or attached as an exhibit to the Memorandum or otherwise made available to Investors has been so described, attached or made available.


     2.4 Due Authorization and Enforceability of This Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes the valid, binding and enforceable agreement of such Company, except to the extent that (i) the enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (ii) the indemnification provisions of this Agreement may be held to violate public policy (under either state or federal law) in the context of the offer or sale of securities.


     2.5 No Material Adverse Change. Since the respective dates as of which information is given in the Memorandum, there has not been any material adverse change in the condition, financial or otherwise, of the Company or in the earnings, affairs or business prospects of the Company.


     2.6 Absence of Legal or Contractual Conflicts. The execution and delivery of this Agreement by the Company, and the consummation of the transactions contemplated in the Memorandum, will not, or with the passage of time or the giving of notice would not, constitute a breach of, default under or violation of (i) any statute, indenture, mortgage, deed of trust, voting trust, note, lease or other agreement or any instrument to which the Company is or will be a party or by which any of them or their property is or will be bound, or (ii) any order, rule or regulation applicable to the Company of any court or any governmental body or administrative agency having jurisdiction over its properties or businesses.


     2.7 Governmental Consents. No consent, approval, authorization or order of any court or governmental agency or body has been or is required for the performance of this Agreement and the consummation of the transactions contemplated in this Agreement or in the Memorandum by the Company, except such as have been or are to be obtained under the state securities or "blue sky" laws.


     2.8 Adverse Claims. There is not pending or threatened any action, suit or proceeding before or by any court or other governmental body against the Company and no default exists in the due performance and observance of any material obligation, term, covenant or condition of any agreement or instrument to which the Company is a party, or by which it is bound that is not referred to in the Memorandum and that might result in any material adverse change in the condition (financial or otherwise), earnings, affairs or business or prospects of the Company or might materially and adversely affect any of the assets of the Company.

     2.9 Legal Actions. There are no actions, suits or proceedings pending, or to the Company's knowledge, threatened against or affecting the Company or any of its respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or its respective business, properties, business prospects, condition (financial or otherwise) or results of operations taken as a whole.


     2.10 Investment Company. On the date hereof and the Final Closing Date, the Company is not and will not be an investment company as that term is defined in the Investment Company Act of 1940.


     2.11 No Offers. No offer, offer to sell, offer for sale, sale or attempt to dispose of any Preferred Shares to any person has been made prior to the Offering Period upon the authority of the Company.


     2.12 Accuracy of Representations. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to you was or will be, when made, inaccurate, untrue or incorrect in any material respect.


     Section 3.  Covenants of the Company.


     The Company covenants with you as follows:


     3.1 Amendment of Memorandum. Promptly upon the occurrence of any event which would cause the Memorandum to include during the Offering Period an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, the Company will promptly notify you of the event. The Company will within a reasonable period of time prepare and furnish to you such number of copies as you may request of an amendment or amendments of, or a supplement or supplements to, the Memorandum which will amend or supplement the Memorandum so that as amended or supplemented it shall not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.


     3.2 Compliance with Securities Laws. The Company will use its best efforts to cause the sale of the Preferred Shares to take place in a manner that will permit reliance upon Regulation D promulgated under the Securities Act and will file the required Form D in a timely fashion. The company will use its best efforts to secure exemptions from qualification or registration of the Preferred Shares or preemption under the securities or "blue sky" laws of such states in which it advises you in writing that the Preferred Shares may be offered, and will make such applications, file such documents, and furnish such information as may reasonably be required for that purpose.


     3.3 Due Diligence Inquiry. Upon request by you, the Company will make reasonable effort to furnish you information necessary in your judgment, or in the judgment of your counsel, to confirm the continued fairness, accuracy and completeness of the Memorandum in all material respects during the Offering Period.


     3.4 Reports and Other Information. The Company will, as long as any Preferred Shares may remain outstanding, furnish directly to you one (1) copy of each report furnished to Investors at the time such report is furnished to the Investors.


     3.5 Delivery of Sales Material. The Company will deliver to you, from time to time, all sales material (whether designated solely for broker-dealer use or otherwise) proposed to be used or delivered in connection with the offering of the Preferred Shares.


     3.6 Limited Liability and Company Status. The Company will take all steps necessary to preserve, to the extent possible, the limited liability of the Investors and its status as a corporation.


     3.7 Notification of Changes. The Company will notify you promptly of any change having or which is likely to have a material adverse change on the condition (financial or otherwise), earnings, affairs or business or prospects of the Company or might materially and adversely affect any of the assets of the Company relating to any of the Company's' representations, warranties, covenants or agreements contained herein that occurs at any time prior to the Final Closing.

     Section 4.  Representations and Warranties of the Placement Agent.


     You hereby represent, warrant and agree with the Company for its benefit that:


     4.1 Valid Power and Authority. You have been duly formed and are validly existing as a limited liability company in good standing under the laws of the State of your formation, with all requisite power and authority to conduct your business and to perform the obligations contemplated herein.


     4.2 Due Authorization and Enforceability of this Agreement. This Agreement has been duly and validly authorized, executed and delivered by you or on your behalf and constitutes your valid, binding and enforceable agreement, except to the extent that (i) the enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (ii) the indemnification provisions of this Agreement may be held to violate public policy (under either state or federal law) in the context of the offer or sale of securities.


     4.3 Absence of Legal or Contractual Conflicts. Your execution and delivery of this Agreement, and the performance of your obligations thereunder, will not result in a violation of, be in conflict with or constitute a default under any agreement or instrument to which you are a party or by which you or your properties are bound, or any judgment, decree, order or, to your knowledge, any statute, rule or regulation applicable to you.


     4.4 Adequacy of the Memorandum. The information contained in the Memorandum relating to you, if any, is complete and correct and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.


     4.5 Broker-Dealer Qualifications. You are (and will continue to be during the term of this Agreement) a member in good standing of the NASD and agree to abide by the Rules of Fair Practice of such association. You are properly registered or licensed as a broker or dealer under applicable federal and state securities laws and regulations. You, your affiliates, and your or their officers and directors (or any other person serving in a similar capacity) have not taken or failed to take any act, and are not subject to any order or proceedings, that would make unavailable any limited offering exemption from registration or qualification requirements of applicable federal or state securities laws.


     4.6 No Disqualifications. Neither you nor any of your directors, officers, predecessors or agents nor any beneficial owner of 10% or more of any class of your equity securities, nor any of their respective affiliates (nor any other person serving in a similar capacity):


     Has been convicted within ten years prior to the date hereof of any crime or offense involving the purchase or sale of any security, involving the making of a false statement with the Securities and Exchange Commission (the "SEC"), or arising out of such person's conduct as an underwriter, broker, dealer, municipal securities dealer or investment adviser;


     Is subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within five years prior to the date hereof, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, involving the making of a false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment adviser;


     Is subject to an order of the SEC entered pursuant to section 15(b), 15B(a), or 15B(c) of the Exchange Act; or is subject to an order of the SEC entered pursuant to section 203(e) or (f) of the Investment Advisers Act of 1940;


     Is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to section 6 of the Exchange Act, an association registered as a national securities association under section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission constituting conduct inconsistent with just and equitable principles of trade;

     Is subject to a United States Postal Service false representation order entered within five years prior to the date hereof; or is subject to a restraining order or preliminary injunction entered under section 3007 of title 39, United States Code, with respect to any conduct alleged to constitute postal fraud;


     Has been or has been named as an underwriter of any securities covered by any registration statement which is the subject of any pending proceeding or examination under section 8 of the Securities Act, or is the subject of any refusal order or stop order entered thereunder within five years prior to the date hereof;


     Has been or has been named as an underwriter of any securities covered by any filing which is subject to any pending proceeding under Rule 261 or any similar Rule adopted under section 3(b) of the Securities Act, or to an order entered thereunder within five years prior to the date hereof;


     Has taken or failed to take any other act, or are subject to any other order or proceedings, that would make unavailable to the Company any limited offering exemption from the registration or qualification requirements of federal or state securities laws;


     Has filed a registration statement that is the subject of a currently effective stop order entered pursuant to any state's securities law within five years prior to the date hereof;


     Has been convicted within five years prior to the date hereof of any felony or misdemeanor in connection with the offer, purchase or sale of any security or any felony involving fraud or deceit, including but not limited to forgery, embezzlement, obtaining money under false pretenses, larceny or conspiracy to defraud;


     Is currently subject to any state administrative enforcement order or judgment entered by that state's securities administrator within five years prior to the date hereof or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including but not limited to making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within five years prior to the date hereof;


     Is subject to any state's administrative enforcement order or judgment that prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities; or


     Is currently subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or is subject to any order, judgment or decree of any court of competent jurisdiction permanently restraining or enjoining, such party from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the state entered within five years prior to the date hereof.


     Section 5.  Covenants of the Placement Agent.


     You covenant with the Company as follows:


     5.1 Delivery of Offering Materials. You or a person acting on your behalf shall furnish to each offeree, concurrently with making an offer to such offeree (and its purchaser representative, if such a representative has been selected), a numbered copy of the Memorandum, as it may have been amended or supplemented by the Company, and shall maintain adequate records of each person to whom a Memorandum has been delivered. Neither you nor any of your agents will give any information or make any representation with respect to the Company or its business or affairs other than the information or representations contained in the Memorandum or any sales literature authorized for use in connection with the Offering, or such other information as is specifically authorized by the Company.


     5.2 Conduct of Solicitation. You or a person acting on your behalf will cause each person interested in acquiring Preferred Shares to complete and execute the Subscription Documents (copies of which are included in the Memorandum) in order to enable the Company to determine whether such person is qualified to acquire Preferred Shares. You will not execute any Subscription Documents for any person and will not invest in the Preferred Shares through any person's discretionary trading account without the written approval of such person. You will abide by, and take reasonable precautions to insure compliance with, all provisions contained in the Memorandum and the Subscription Documents regulating the terms and manner of conducting the Offering.

     5.3 Compliance with Federal Securities Laws. You will comply with all applicable requirements of the Securities Act and the rules and regulations promulgated thereunder, including Regulation D. Specifically, but without limitation, neither you nor any person acting on your behalf will offer the Preferred Shares by means of any form of general solicitation or general advertising nor to any person or entity unless you or your licensed personnel have a substantial pre-existing business relationship with such person or entity. No advertisement, article, notice or other communication regarding the Offering will be published by you in any newspaper, magazine or similar medium or broadcast over television or radio. Neither you nor any of your agents will sponsor, hold or participate in any seminar or meeting regarding the Offering at which the persons attending have been invited by any general solicitation or general advertising. You and any person acting on your behalf will make offers of the Preferred Shares only to persons whom you and your agents have reasonable grounds to believe and do believe: (a) have such knowledge and experience in business and financial matters (either alone or together with a purchaser representative) that they are capable of evaluating the merits and risks of the prospective investment and of protecting their own interests in connection with the transaction and (b) meet the investor suitability requirements contained in the Memorandum and the Subscription Documents. You and any person acting on your behalf will cooperate with the Company so that the Preferred Shares are offered and sold only to "accredited investors" as such term is defined in Rule 501 of Regulation D and up to an additional 35 investors who are not "accredited investors" but who otherwise meet the sophistication and suitability requirements of Rule 506(b)(2)(ii) of Regulation D. Additionally, you and your agents will exercise reasonable care to ensure that a purchaser is not an underwriter within the meaning of Section 2(11) of the Securities Act.


     5.4 Compliance with Blue Sky Laws. You will comply with all applicable requirements of any state securities or "blue sky" law or rule or regulation promulgated thereunder. You will not offer or sell any of the Preferred Shares in any jurisdiction (i) prior to receiving written instructions from the Company that offers may be made in such jurisdiction and (ii) except in compliance with all applicable securities or "blue sky" laws. With respect to any state which limits the number of offers and sales which may be made, you shall offer for sale no more than such number of Preferred Shares as we may advise you may be offered and/or sold.


     5.5 Maintenance of Records. You will retain in your records and make available to the Company, for a period of at least five years, information establishing that each person who purchases the Preferred Shares pursuant to a Subscription Documents solicited by you is within the permitted class of investors under the requirements, if any, of the jurisdiction in which such purchaser is a resident and the suitability standards set forth in the Memorandum and the Subscription Documents.


     Section 6.  Certificates from the Company and the Placement Agent.


     6.1 At the Final Closing Date, you shall have received a certificate signed by an officer of the Company on behalf of the Company to the effect that
     (i) the signer has carefully examined the Memorandum and, in the signer's opinion, at all times from the time the Memorandum was initially delivered to you for distribution to investors the Memorandum did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) since the date the Memorandum was initially delivered to you for distribution to investors, no event has occurred which should have been set forth in an amendment of or supplement to the Memorandum but which has not been so set forth; (iii) no proceedings have been instituted or threatened by the Commission or any blue sky agency with respect to the Offering; and (iv) the representations and warranties contained in Section 2 are true and correct with the same effect as though expressly then made and the Company has materially complied with the covenants contained in Section 3.


     6.2 At the Final Closing Date, the Company shall have received a certificate from you that the representations and warranties contained in
     Section 4 are true and correct with the same effect as though expressly then made and you have materially complied with the covenants contained in
     Section 5.

     Section 7.  Indemnification.


     7.1 By the Company. The Company will indemnify and hold harmless you and each person, if any, who controls you within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which you or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, or in any related sales material (whether designated solely for broker-dealer use or otherwise) which the Company or any respective officer thereof authorizes in writing for use by you or any Placement Agent, or arise out of or are based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of such persons will be liable to indemnify you or such a controlling person thereof pursuant to this Section 7.1 to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to any of them by you specifically for use in the Memorandum or sales material; and will reimburse you and each such controlling person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing provisions of this
     Section 7.1, the Company shall not indemnify you or any person, if any, who controls you within the meaning of the Securities Act, for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations by the particular indemnitee not caused by materials supplied by the Company or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee or (iii) a court of competent jurisdiction approves the settlement of the claims against the particular indemnitee. In any claim against a Company for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the SEC and states that may require it with respect to the issue of indemnification for securities law violations.


     7.2 By the Placement Agent. You will indemnify and hold harmless Company and each other person who controls Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, or any related sales material which the Company authorize in writing for use by you, or arise out of or are based upon the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by you specifically for use therein and (ii) any breach by you or any Placement Agent of any representation, warranty or covenant contained in this Agreement, provided that you or any Placement Agent shall be liable under this Section 7.2 only to the extent that such losses, claims, damages or liabilities result from any action or inaction by you. You will reimburse any legal or other expenses reasonably incurred by the Company or any controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, provided that you shall reimburse any such legal or other expenses in connection with investigating or defending any such loss, claim, damage, liability or action only to the extent that such loss, claim, damage or liability results from any action or inaction caused by you.


     7.3 Notification. Promptly after receipt by an indemnified party under this
     Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     Section 8.  Termination of this Agreement.


     8.1 Right of Termination. You or the Company shall have the right to terminate this Agreement at any time.


     8.2 Notice. If you elect to terminate this Agreement as provided in this
     Section 8, the Company shall be notified promptly by you pursuant to
     Section 9 of this Agreement. If the Company elects to terminate this Agreement as provided in this Section 8, you shall be notified promptly by the Company pursuant to Section 9 of this Agreement.


     8.3 Liability of Parties. All representations, warranties and indemnification agreements contained in this Agreement shall remain operative and in full force and effect, regardless of any termination pursuant to Section 8.1, and shall survive the Final Closing Date.


     Section 9.  Miscellaneous Provisions.


     9.1 Notices. All notices provided for by this Agreement shall be made in writing either (i) by actual delivery of the notice to the parties thereunto entitled or (ii) by the mailing of the notice in the United States mails to the address, as stated below (or at such other address as may have been designated by written notice), of the party entitled thereto, by certified or registered mail, return receipt requested. The notice shall be deemed to have been received in case (i), above, on the date of its actual receipt by the party entitled thereto and in case (ii), above, on the date of deposit in the United States mail.


     All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, shall be mailed or delivered to:


           The Company:            4net Software, Inc.
                                   10 South Street, Suite 202
                                   Ridgefield, Connecticut 06877


           The Placement Agent:    Catalyst Financial LLC
                                   10 South Street, Suite 202
                                   Ridgefield, Connecticut 06877


     9.2 Parties. This Agreement shall inure to the benefit of and be binding upon you, the Company and each of your and the Company's respective successors and legal representatives. Except as otherwise set forth in this Section, nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provision herein contained. No purchaser of Preferred Shares will be deemed a successor because of such purchase.


     9.3 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.


     9.4 Arbitration. You and the Company agree that any controversy arising out of or relating to this Agreement or the Offering contemplated hereby shall be settled by arbitration in New York, New York, in accordance with the rules then in effect for the NASD.


     9.5 Multiple Counterparts. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed to be an original, but all of which constitute, collectively, one and the same Agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.


     9.6 Modification or Amendment. This Agreement may not be modified or amended except by written agreement executed by the parties hereto.


     9.7 Other Instruments. The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become necessary or convenient to effectuate and carry out this Agreement.

     9.8 Validity. Should any portion of this Agreement be declared invalid and unenforceable, then such portion shall be deemed to be severable from this Agreement and shall not affect the remainder of this Agreement.


     9.9 Captions. The captions used in this Agreement are for convenience only and shall not be construed in interpreting this Agreement.


     9.10 Entire Agreement. This Agreement contains the entire understanding between the parties and supersedes any prior understandings or written or oral agreements between them respecting the subject matter hereof.


     If the foregoing is in accordance with our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among you and the Company in accordance with its terms.


                                               Very truly yours,



                                               4net Software, Inc.

                                               By: /s/ Leonard Hagan
                                                   ---------------------------
                                                   Leonard Hagan, Director


                                               CATALYST FINANCIAL LLC

                                               By: /s/ Steven N. Bronson
                                                   ---------------------------
                                                   Steven N. Bronson, President